Execution Version

Exhibit 10.21

SECOND AMENDMENT TO
FINANCING AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT

SECOND AMENDMENT TO FINANCING AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT, dated as of October 8, 2021 (this "Amendment"), to the Financing Agreement, dated as of April 19, 2021 (as amended by the First Amendment to Financing Agreement, dated as of July 26, 2021, and as may be further as amended, restated, supplemented or otherwise modified, the "Financing Agreement"), by and among Xponential Intermediate Holdings, LLC, a Delaware limited liability company (the "Parent"), Xponential Fitness LLC, a Delaware limited liability company ("XF"), each Subsidiary (as defined therein) of Parent listed as a "Borrower" on the signature pages hereto (together with XF and each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each other Subsidiary of Parent listed as a "Guarantor" on the signature pages thereto (together with Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Wilmington Trust, National Association (“Wilmington Trust”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns, the "Collateral Agent") and Wilmington Trust, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"). All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (as amended hereby).

WHEREAS, BFT Franchise Holdings, LLC, a Delaware limited liability company (“Buyer”) is party to that certain Asset Purchase Agreement, entered into as on or about October 8, 2021 (the "Acquisition Agreement"), among the Buyer, GRPX Live Pty Ltd, an Australian corporation, as trustee for GRPX Live Unit Trust (“GRPX Live”), Body Fit Training Company Pty Ltd, an Australian corporation, as trustee for the Body Fit Training Unit (“Body Fit Training”), Body Fit Training USA, Inc., a Delaware corporation (“BFT USA”, and collectively with GRPX Live and Body Fit Training, the “Sellers”, and each a “Seller”), all of the shareholders and/or equity holders of each of the Sellers that are a party thereto and Cameron Falloon, an individual, as the Sellers’ Representative (as defined in the Acquisition Agreement), pursuant to which the Buyer shall purchase and assume from the Sellers substantially all of the assets, and certain specified liabilities, of the Business (as defined in the Acquisition Agreement) (the "BFT Acquisition");

WHEREAS, to enable and facilitate the consummation of the BFT Acquisition, the Borrowers wish to amend the Financing Agreement to provide for additional term loans in an aggregate principal amount equal to $38,000,000 (the "2021 Incremental Term Loans") to be made by the Lenders listed on Annex A hereto (the “2021 Incremental Term Loan Lenders”) in accordance with their respective commitments set forth on such Annex A (the “2021 Incremental Term Loan Commitments”), the proceeds of which will be used to provide consideration to the Sellers in connection with the BFT Acquisition;

WHEREAS, the Loan Parties have requested that the Agents and the Lenders consent to, and amend the Financing Agreement in certain respects in connection with, the 2021 Incremental Term Loans and the BFT Acquisition, and the Agents and the Lenders are agreeable to such request for consent and amendment on and subject to the terms and conditions set forth herein; and

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.
Amendments to Financing Agreement.
(a)
The 2021 Incremental Term Loan Lenders hereby agree to provide the full amount of the 2021 Incremental Term Loans in accordance with their respective 2021 Incremental Term Loan Commitments. The 2021 Incremental Term Loan Commitments shall be subject to all of the terms and conditions set forth herein and in the Financing Agreement.
(b)
The aggregate 2021 Incremental Term Loan Commitments as of the Second Amendment Effective Date (as hereinafter defined) are $38,000,000. The 2021 Incremental Term Loan Commitments will terminate in full upon the making of the related 2021 Incremental Term Loans.
(c)
Subject to the satisfaction of the conditions set forth in Section 5 below, the funding of the 2021 Incremental Term Loans will occur in one drawing on the date hereof and will be made by the 2021 Incremental Term Loan Lenders ratably in accordance with their respective 2021 Incremental Term Loan Commitments pursuant to the Administrative Borrower’s request in the form of a Notice of Borrowing (which notice may be delivered upon a shorter time period then set forth in Section 2.02 of the Financing Agreement to the extent agreed to by each 2021 Incremental Term Loan Lenders). In the event that all or any portion of the 2021 Incremental Term Loans are not borrowed on the date hereof, the unborrowed portion of the 2021 Incremental Term Loan Commitments shall automatically terminate on the date hereof unless the 2021 Incremental Term Loan Lenders shall, in their sole discretion and with written notice to the Administrative Agent, agree to an extension.
(d)
Section 1.01 of the Financing Agreement is hereby amended to add the following definitions:

"First Amendment" means the First Amendment to Financing Agreement, dated as of July 26, 2021, among the Loan Parties, the Lenders and the Agents.

"Second Amendment" means the Second Amendment to Financing Agreement, dated as of October 8, 2021, among the Loan Parties, the Lenders and the Agents.

"Second Amendment Effective Date" has the meaning specified therefor in Section 5 of the Second Amendment.

(e)
Section 1.01 of the Financing Agreement is hereby amended to amend and restate the following definition in its entirety as follows:

“Applicable Prepayment Premium” means, as of any date of determination, with respect to and in the event of any prepayment of the Term Loans, (a) during the period of time from and after the Second Amendment Effective Date up to and including the date that is the first anniversary of the Effective Date, an amount equal to 2.00% times the principal amount of any such prepayment of the Term Loans on such date, (b) during the period of time after the date that is the first anniversary of the Effective Date up to and including the date that is the first anniversary of the Second Amendment Effective Date, an amount equal to 0.98% times the principal amount of any such prepayment of the Term Loans on such date, (c) during the period of time after the date that is the first anniversary of the Second Amendment Effective Date up to and including the date that is the second anniversary of the Effective

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

Date, an amount equal to 0.50% times the principal amount of any such prepayment of the Term Loans on such date, (d) during the period of time after the date that is the second anniversary of the Effective Date up to and including the date that is the second anniversary of the Second Amendment Effective Date, an amount equal to 0.16% times the principal amount of any such prepayment of the Term Loans on such date, and (e) from the second anniversary of the Second Amendment Effective Date and at all times thereafter, zero.

“Loan Document” means this Agreement, the Agent Fee Letter, any Guaranty, any Joinder Agreement, any Mortgage, any Security Agreement, the Flow of Funds Agreement, the Intercompany Subordination Agreement, any Perfection Certificate, the First Amendment, the Second Amendment, any collateral access agreement, any landlord subordination or waiver agreement, any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation.

(f)
Section 2.03(b) of the Financing Agreement is hereby amended and restated in its entirety and replaced by the following: “The outstanding principal of the Initial Term Loan shall be repayable, ratably, in consecutive quarterly installments, each such installment to be due and payable on the last Business Day of each calendar quarter (i.e. March, June, September, and December) (each, a “Scheduled Term Loan Payment Date”), (i) commencing with June 30, 2021 and, for the Scheduled Term Loan Payment Dates occurring on June 30, 2021 and September 30, 2021, in an amount equal to 0.25% of the original principal amount of the Initial Term Loan made hereunder on the Effective Date and (ii) commencing with December 31, 2021 and for each Scheduled Term Loan Payment Date thereafter, in an amount equal to $739,922.87; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loans on the Final Maturity Date. The outstanding unpaid principal of the Term Loans and all accrued and unpaid interest thereon, shall be due and payable in full on the Final Maturity Date.”
(g)
Each 2021 Incremental Term Loan Lender shall be deemed to be a “Lender”, a “Term Loan Lender” and a “Secured Party” for all purposes under the Financing Agreement and each other Loan Document, and shall have all of the rights and obligations of a Lender, a Term Loan Lender and a Secured Party under the Financing Agreement and the other Loan Documents. The 2021 Incremental Term Loans shall be Term Loans and Initial Term Loans for all purposes under the Financing Agreement and each other Loan Document and, unless otherwise set forth in the Financing Agreement, shall have terms identical to the Initial Term Loans outstanding under the Financing Agreement immediately prior to the date hereof (including, but not limited to, with respect to “Applicable Margin”, “Maturity Date” and Section 2.04(b)); provided, that the type and, if applicable, initial Interest Period applicable to the 2021 Incremental Term Loans shall be as specified in the applicable Notice of Borrowing.
(h)
The proceeds of the 2021 Incremental Term Loans shall be used to fund the BFT Acquisition on the Second Amendment Effective Date and the payment of fees, costs and expenses related to the Second Amendment.
(i)
Schedule 1.01(A) of the Financing Agreement shall be amended and supplemented to include the 2021 Incremental Term Loan Commitments set forth on Annex A hereto.
2.
Amendments to Security Agreement. Subject to satisfaction (or waiver) of the conditions set forth in Section 6 hereof, on the Second Amendment Effective Date, the Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

following example: double-underlined text) as set forth in Annex B attached hereto (the Security Agreement, as amended hereby, the “Amended Security Agreement”);
3.
Consent to BFT Acquisition.
(a)
Pursuant to the request of the Loan Parties and in reliance upon the representations of the Loan Parties set forth herein, the Agents and the Lenders hereby consent to the BFT Acquisition and agree that the BFT Acquisition shall be a Permitted Acquisition under the Financing Agreement and consent and agree that the Borrower may use the proceeds of the 2021 Incremental Term Loan to consummate the BFT Acquisition.
(b)
The consent in this Section 3 shall be effective only in this specific instance and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect
4.
Fees. On the Second Amendment Effective Date, the Borrowers shall pay, or cause to be paid, to the 2021 Incremental Term Loan Lenders, an upfront fee (the “2021 Incremental Term Loan Upfront Fee”) in an amount equal to 1.00% of the aggregate principal amount of the 2021 Incremental Term Loans actually funded by the 2021 Incremental Term Loan Lenders on the Second Amendment Effective Date; provided, that, at the option of each 2021 Incremental Term Lender, such 2021 Incremental Term Loan Upfront Fee shall be taken in the form of an equivalent amount of original issue discount in respect of the aggregate principal amount of 2021 Incremental Term Loans made by such 2021 Incremental Term Lender on the Second Amendment Effective Date; provided, further that the parties hereto agree to treat the 2021 Incremental Term Loan Upfront Fee as original issue discount for U.S. federal (and all applicable state and local) income tax purposes.
5.
Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Agents and the Lenders, as of the date hereof, as follows:
(a)
Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to any Secured Party pursuant thereto on or prior to the Second Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(a)
Authorization; Enforceability. The execution and delivery of this Amendment by each Loan Party, and the performance of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Contractual Obligation binding on or

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties other than any such Lien that constitutes a Permitted Lien, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties except, in the case of clauses (ii)(B), (ii)(C) and (iv), as could not reasonably be expected to have a Material Adverse Effect. This Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.
6.
Conditions Precedent to Effectiveness. This Amendment shall become effective upon satisfaction in full, or waiver by the parties hereto, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being herein called the "Second Amendment Effective Date"):
(a)
Payment of Fees, Etc. The Borrowers shall have paid (or caused to be paid), on or before the Second Amendment Effective Date, (i) all fees, costs and expenses then due and payable, if any, pursuant to Section 4 of this Amendment or Section 12.04 of the Financing Agreement and (ii) to the Agents, for their own account, an amendment fee in an amount agreed upon by the Borrower and the Agents.
(c)
Delivery of Documents. The Agents and the Lenders shall have received, on or before the Second Amendment Effective Date, the following, each in form and substance reasonably satisfactory to the Lenders and, unless indicated otherwise, dated the Second Amendment Effective Date:
(i)
this Amendment, duly executed by the Loan Parties, each Agent and each Lender;
(ii)
a copy of the resolutions of each Loan Party, certified as of the Second Amendment Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by this Amendment and (B) the execution, delivery and performance by such Loan Party of this Amendment and the execution and delivery of the other documents to be delivered by such Person in connection herewith;
(iii)
a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign this Amendment and the other documents to be executed and delivered by such Loan Party in connection herewith, together with evidence of the incumbency of such authorized officers;
(iv)
a certificate of the appropriate official(s) of the jurisdiction of organization of each Loan Party certifying as of a recent date not more than 30 days prior to the Second Amendment Effective Date as to the good standing of such Loan Party, in such jurisdiction, except, in each case, where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect of the Loan Parties, taken as a whole;
(v)
a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Second Amendment Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction;
(vi)
a copy of the Governing Documents of each Loan Party, together with all amendments thereto, certified as of the Second Amendment Effective Date by an Authorized Officer of such Loan Party;
(vii)
[reserved];
(viii)
a certificate of an Authorized Officer of each Loan Party, certifying as to the matters described in Section 5(a) of this Amendment;
(ix)
a certificate of the chief financial officer of the Administrative Borrower, certifying on behalf of the Loan Parties, as to the solvency of the Loan Parties (on a consolidated basis), which certificate shall be reasonably satisfactory in form and substance to the Required Lenders;
(x)
[reserved]; and
(xi)
a Notice of Borrowing pursuant to Section 2.02 of the Financing Agreement.
7.
Conditions Subsequent to Closing.
(a)
Within sixty (60) days of the Second Amendment Effective Date, the Additional Guarantor (as defined below) shall have filed intellectual property security agreements, or such comparable agreements, as applicable, in the United States, Australia and New Zealand, in each case, in favor of the Collateral Agent, for the benefit of the Secured Parties, on all of the registered Intellectual Property of the Additional Guarantor in the United States, Australia and New Zealand pursuant to the Amended Security Agreement.
(b)
the BFT Acquisition shall be consummated within 5 Business Days of the Second Amendment Effective Date in accordance with the terms of the Acquisition Agreement (as in effect on the date hereof), but without giving effect to any amendments, modifications or waivers of any provision thereto that are materially adverse to the Lenders (in their capacity as such) without the consent of the Required Lenders (such consent not to be unreasonably withheld, delayed or conditioned).
8.
Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date all references in the Financing Agreement or any other Loan Document to "Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that the Financing Agreement or any such other Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Lenders, or to grant to the Collateral Agent for the benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects as of the date hereof. This Amendment does not and shall not affect any of the obligations of any Loan

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

Party, other than as expressly provided herein, including, without limitation, the Borrower's obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.
9.
Reaffirmation of Loan Parties. Each Loan Party hereby reaffirms its obligations under the Financing Agreement and each other Loan Document to which it is a party as of the date hereof. Each Loan Party hereby further ratifies and reaffirms as of the date hereof the validity and enforceability of all of the Liens and security interests heretofore granted by it, pursuant to and in connection with the Financing Agreement or any other Loan Document to the Agents, on behalf and for the benefit of the Agents and each Lender, as collateral security for the obligations under the Financing Agreement and the other Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged by it as security for such obligations, continues to be and remain collateral for such obligations. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors' acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
10.
Miscellaneous.
(a)
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party may request in writing that parties delivering an executed counterpart of this Amendment by electronic mail also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(b)
Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
(d)
This Amendment constitutes a "Loan Document" under the Financing Agreement.

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

(e)
Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(f)
The Borrower will pay (or cause to be paid) promptly upon receipt of a reasonably detailed invoice therefor, all reasonable and documented fees and out-of-pocket costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment in accordance with and pursuant to Section 12.04 of the Financing Agreement, including, without limitation, reasonable and documented fees, costs and expenses of (x) King & Spalding LLP, counsel to the Lenders and (y) Arnold & Porter Kaye Scholer LLP, counsel to the Agents.
(g)
By its execution hereof, each of the Lenders party hereto, constituting all Lenders party to the Financing Agreement, hereby (i) authorizes and directs each Agent to execute and deliver this Amendment and (ii) acknowledges and agrees that (x) the authorization and direction in this Section 9(g) constitutes an authorization and direction from the Lenders under the provisions of Article X of the Financing Agreement and (y) Article X (including, for the avoidance of doubt, Sections 10.03 and 10.05 thereof) of the Financing Agreement shall apply to any and all actions taken by either Agent in accordance with such direction.
11.
Joinder of Additional Guarantor.
(a)
By its execution of this Agreement, BFT Franchise Holdings, LLC (the “Additional Guarantor”) hereby (i) confirms that the representations contained in Article VI of the Financing Agreement are true and correct in all material respects as to the Additional Guarantor as of the Second Amendment Effective Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date ), and (ii) agrees that, from and after the Second Amendment Effective Date, the Additional Guarantor shall be a party to the Financing Agreement and and be bound, as a Guarantor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors, including, without limitation, the guaranty of the Obligations made by the Guarantors, jointly and severally with the other Loan Parties, in favor of the Agents and the Lenders pursuant to Article XI of the Financing Agreement. The Additional Guarantor hereby agrees that from and after the Second Amendment Effective Date each reference to “Guarantor” or a “Loan party” and each reference to the “Guarantors” or the “Loan Parties” in the Financing Agreement shall include the Additional Guarantor.
(a)
Attached hereto as Annex C are supplements to each Schedule to the Financing Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Additional Guarantor. The Schedules to the Financing Agreement shall, without further action, be amended to include the information contained in each such supplement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

XPONENTIAL FITNESS LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

GUARANTORS:

XPONENTIAL INTERMEDIATE HOLDINGS, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CLUB PILATES FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR HOLDCO, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

CYCLEBAR FRANCHISING, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

CYCLEBAR WORLDWIDE INC.

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRETCH LAB FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

ROW HOUSE FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

YOGA SIX FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

AKT FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

PB FRANCHISING, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

STRIDE FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

XPONENTIAL FITNESS BRANDS INTERNATIONAL, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

RUMBLE FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

BFT FRANCHISE HOLDINGS, LLC

/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

ADMINISTRATIVE AGENT AND
COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Joseph B. Feil
Name: Joseph B. Feil
Title: Vice President

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402

LENDERS:

[________________________]

By:
Name:
Title:

Annex A

2021 Incremental Term Loan Lenders' Commitments

Annex B

Amended Security Agreement

Annex C

Schedule Supplement

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY DPWPathText \* MERGEFORMAT #95046351v5

DOCPROPERTY "CUS_DocIDChunk0" 39440402